                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  FORM 8-K/A1

                              ____________________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



          Date of Report
 (Date of Earliest Event Reported):              Commission File Number:
          JULY 30, 1996                                  0-21282

                              ____________________


                          SWISHER INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



        NEVADA                                                56-1541396
(State of incorporation)                                   (I.R.S. Employer
                                                        Identification Number)


                               6849 FAIRVIEW ROAD
                        CHARLOTTE, NORTH CAROLINA 28210
                                  704/364-7707
                        -------------------------------
                        (Address of principal executive
                         offices and telephone number)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 On July 30, 1996, Swisher International, Inc. (the "Company") completed the purchase of certain assets (such assets are referred to herein as "Surface Doctor") from Professional Carpet Systems, Inc. and Old Dixie Supply Company. On or about August 9, 1996, the Company filed a Current Report on Form 8-K describing the asset purchase transaction. Such report did not contain separate financial statements for Surface Doctor or pro forma financial information giving effect to the purchase of Surface Doctor. The financial statements and pro forma financial information required by Item 7 of Form 8-K are therefore filed with this report.

                 (a) In accordance with Item 7(a)(1), the Company hereby files the required financial statements of Surface Doctor as an amendment to the initial report on Form 8-K.

                 (b) In accordance with Item 7(b)(2), the Company hereby files the required pro forma financial statements as an amendment to the initial report on Form 8-K.

                 (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                                                                                     Reg. S-K
 Exhibit No.      Description                                                                                        Item No.
 -----------      -----------                                                                                        --------
 *  2.1           Asset Purchase Agreement by and among the Company,                                                        2
                  Professional Carpet Systems, Inc. and Old Dixie Supply Company, dated July 30,
                  1996, including the Option and Registration Rights Agreements attached thereto as
                  Exhibits 2.1(b), 3.1 and 3.2, respectively.  (Pursuant to Item 601(b)(2) of
                  Regulation S-K, the remaining exhibits and schedules are listed in the Asset
                  Purchase Agreement and will be furnished supplementally upon request by the
                  Commission.)

 o 99.3           Financial Statements of Surface Doctor                                                                   99

 o 99.4           Pro Forma Financial Statements                                                                           99

----------------
   *   Previously filed.
   o   Filed herewith.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SWISHER INTERNATIONAL, INC.




Date:  October 11,  1996                  By: /s/ W. TOM REEDER
                                             ----------------------------------
                                             W. Tom Reeder, Vice President










                                      -3-
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                              EXHIBIT INDEX



 Exhibit No.      Description
 -----------      -----------
 *  2.1           Asset Purchase Agreement by and among the Company,
                  Professional Carpet Systems, Inc. and Old Dixie Supply
                  Company, dated July 30, 1996, including the Option and
                  Registration Rights Agreements attached thereto as Exhibits 2.1(b), 3.1 and 3.2, respectively. (Pursuant to
                  Item 601(b)(2) of Regulation S-K, the remaining exhibits and schedules are listed in the Asset Purchase Agreement and will be furnished supplementally upon request by the Commission.)

 o 99.3           Financial Statements of Surface Doctor

 o 99.4           Pro Forma Financial Statements

----------------
   *   Previously filed.
   o   Filed herewith.